SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 1999

                         WYMAN PARK BANCORPORATION, INC.
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               (Exact name of Registrant as Specified in Charter)

            Delaware                    000-23345              52-2068893
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  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
        of Incorporation)              File Number)        Identification No.)

                   11 West Ridgely Road, Lutherville, MD 21094
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                    (Address of Principal Executive Offices)

                                 (410) 252-6450
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On May 19, 1999, the Board of Directors of the Registrant approved a special cash distribution of $6.00 per share, payable on June 21, 1999 to all shareholders of record as of June 7, 1999. The Registrant believes that 100% of the distribution will not be considered taxable, but will be applied against and will reduce the shareholders' adjusted basis in their Registrant common stock.

     Further information regarding the elements of this cash distribution are set forth in a press release dated May 20, 1999, attached as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibit 99.1 Press Release dated May 20, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  WYMAN PARK BANCORPORATION, INC.

DATE:  May 20, 1999               By:     /s/ Ernest A. Moretti
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                                          Ernest A. Moretti
                                          President and Chief Executive Officer



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